SCHEDULE 14A
                           (Rule 14a-101)
               INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a)
               of the Securities Exchange Act of 1934

Filed by the Registrant               X

Filed  by  a  party other  than  the
Registrant

Check the appropriate box:
  Preliminary proxy statement               Confidential  For   Use
                                            of    the    Commission
                                            Only, (as permitted,
                                            by Rule 14a-6(e)(2))

X Definitive proxy statement

  Definitive additional materials

  Soliciting material pursuant  to  Rule
  14a-11(c)or
  Rule 14a-12

                      LIFETIME HOAN CORPORATION
          (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the
                             Registrant)

Payment of filing fee (Check the appropriate box):
X No fee required.

  Fee computed on table below per Exchange Act Rules 14a-6 (i)(1) and 0-11.

(1) Title   of  each  class  of  securities  to  which  transaction
    applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

  Fee paid previously with preliminary materials:

  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11
  (a)(2) and identify the filing for
which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:







                   LIFETIME HOAN CORPORATION
                       One Merrick Avenue
                   Westbury, New York  11590


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                   To be held on June 9, 1999


      Notice is hereby given that the Annual Meeting of Stockholders of Lifetime Hoan Corporation, a Delaware corporation (the "Company"), will be held at the offices of the Company, One Merrick Avenue, Westbury, New York 11590 on Wednesday June 9, 1999, at 10:30 a.m., local time, for the following purposes:

               (1)  To elect a board of six directors  to
               serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

               (2)  To approve and ratify the appointment
               of Ernst & Young LLP as the independent
               auditors of  the Company; and

               (3)  To transact such other business
               as may properly come before the meeting, or any adjournment(s) or postponement(s) thereof.

      Stockholders of record at the close of business on April 15, 1999 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices, One Merrick Avenue, Westbury, New York 11590, for any purpose germane to such meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting.


                                   By Order of the Board of Directors

                                   Craig Phillips, Secretary

Westbury, New York
April 28, 1999

THE BOARD OF DIRECTORS EXTENDS A CORDIAL INVITATION TO ALL STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN AS PROMPTLY AS POSSIBLE THE ENCLOSED PROXY IN THE ACCOMPANYING REPLY ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                   LIFETIME HOAN CORPORATION
                       One Merrick Avenue
                   Westbury, New York  11590

                        PROXY STATEMENT

                 ANNUAL MEETING OF STOCKHOLDERS

                   To be held on June 9, 1999

                          INTRODUCTION

      The accompanying proxy is solicited by the Board of Directors (the "Board") of Lifetime Hoan Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on the date, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Company's principal offices are located at One Merrick Avenue, Westbury, New York 11590 and its telephone number is (516) 683-6000. Stockholders of record at the close of business on April 15, 1999 are entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying Proxy shall be mailed to stockholders on or about May 10, 1999.

                          THE MEETING
Voting at the Meeting

     On April 15, 1999, there were 12,598,264 shares of the Company's common stock, $.01 par value (the "Common Stock"), issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of stockholders at the Meeting.

      A majority of the Company's outstanding shares of Common Stock represented at the Meeting, in person or by proxy, shall constitute a quorum. Assuming a quorum is present, (1) the affirmative vote of a plurality of the shares so represented is necessary for the election of directors; and (2) the affirmative vote of a majority of the shares so represented is necessary to approve and ratify the appointment of Ernst & Young LLP as the independent auditors of the Company.

Proxies and Proxy Solicitation

      All shares of Common Stock represented by properly executed proxies will be voted at the Meeting in accordance with the directions marked on the proxies, unless such proxies have previously been revoked. If no directions are indicated on such proxies, they will be voted for the election of each nominee named below under "Election of Directors" and for the approval and ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company. If any other matters are properly presented at the Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority upon such holders to vote on such matters) in accordance with their best judgment. Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of a written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company), or, if a stockholder is present at the Meeting, he may elect to revoke his proxy and vote his shares personally. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a stockholder, present in person or by proxy, abstains on any matter, such stockholder's shares of Common Stock will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter, even though the stockholder may interpret such action differently. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

       The Company will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial holders at the request of the Company. In addition to the solicitation of proxies by the use of the mails, officers and regular employees of the Company may solicit proxies by telephone without additional compensation. The Company will reimburse such persons for their reasonable out-of-pocket expenses in accordance with the regulations of the Securities and Exchange Commission.


                     PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information as of April 15, 1999, regarding the beneficial ownership of Common Stock by each stockholder known by the Company to be the beneficial owner of 5% or more of the Common Stock, each director, each executive officer named under "Executive Compensation" and all directors and executive officers as a group. Unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                                                    Percent of
                                                   Outstanding
                                                      Shares
                              Amount and Nature of Beneficially
Name and Address              Beneficial Ownership  Owned (12)


Milton L. Cohen (1)              1,902,385(2)          15.0%

Jeffrey Siegel (1)               1,450,605(3)          11.4%

Ronald Shiftan                     957,076(4)           7.5%
 c/o The Port Authority of
 NY & NJ
 One World Trade Center,
 67 West
 New York, NY  10048

Pamela Staley                      962,423(5)           7.6%
 1200 S. Gaylord
 Denver, CO  80210

Craig Phillips (1)                 929,867(6)           7.4%

Howard Bernstein (1)                 -0-                 -

Robert McNally (1)                  30,000(7)            *

Bruce Cohen  (1)                    11,968(8)            *


Royce & Associates, Inc.         1,127,190(9)           8.9%
 1414 Avenue of the Americas
 New York, NY  10019

Neuberger Berman, LLC.            986,600(10)           7.8%
 605 Third Avenue
 New York, NY  10158

All Directors and  Executive
Officers as a Group (6 persons) 5,281,901(11)          40.8%

* Less than 1%

(1) The address of such individuals is c/o the Company, One Merrick Avenue, Westbury, NY 11590.

(2) Includes 53,185 shares issuable upon the exercise of options which are exercisable within 60 days. Does not include 938,572 shares owned by nineteen separate irrevocable trusts for the benefit of Mr.
Milton L. Cohen's children, their spouses and his grandchildren.  Mr.
Cohen, who is not a trustee of such trusts, disclaims beneficial ownership of said shares.

(3) Includes 80,864 shares issuable upon the exercise of options which are exercisable within 60 days. Excludes 962,423 shares owned by ten separate irrevocable trusts for the benefit of Mr. Siegel's children, nieces and nephews as to which Mr. Siegel, who is not a trustee of such trusts, disclaims beneficial ownership.

(4) Includes (i) 180,186 shares issuable upon the exercise of options which are exercisable within 60 days; (ii) 143,256 shares held by certain of the trusts referred to in footnote (2) above, over which Mr. Shiftan has sole voting control and sole power to dispose of said shares; and (iii) 633,634 shares held by certain of the trusts referred to in footnote (2) above, over which Mr. Shiftan has shared voting control and under certain circumstances, the sole power to dispose of said shares. Mr. Shiftan disclaims beneficial ownership of the shares held by the trusts.

(5) Includes 962,423 shares for which Ms. Staley is the sole trustee of the trusts referred to in footnote (3) above over which she has sole voting control and sole power to dispose of said shares.
Ms. Staley disclaims beneficial ownership of the shares held by the trusts.

(6) Includes 28,278 shares held under a trust of which Mr. Phillips is a beneficiary and 3,175 shares issuable upon the exercise of options which are exercisable within 60 days.  Excludes 9,525 shares issuable upon  the  exercise  of options which are not exercisable  within  60 days.

(7) Includes 30,000 shares issuable upon the exercise of options which are exercisable within 60 days, but excludes 120,000 shares issuable upon the exercise of options which are not exercisable  within  60 days.

(8) Includes 11,968  shares issuable upon the exercise  of  options which  are exercisable within 60 days. Does not include 3,300  shares issuable  upon  the  exercise of options which  are  not  exercisable
within  60  days.   Does not include 208,589 shares  held  in  trusts
referred to in footnote (2).

(9) The information available to the Company regarding the ownership of  the Company's Common Stock by Royce & Associates, Inc. was as  of
December  31,  1998  as  set forth in Schedule  13G  filed  with  the
Securities  and  Exchange Commission on February 9,  1999.   Excludes
74,691 shares owned by an affiliated company.

(10) The information available to the Company regarding the ownership of the Company's Common Stock by Neuberger Berman  LLC  was  as  of
December  31,  1998  as  set forth in Schedule  13G  filed  with  the
Securities  and  Exchange Commission on February 10, 1999.   Excludes
67,000 shares owned by principal(s) of Neuberger Berman LLC.


(11) Includes 359,378 shares issuable upon the exercise  of  options which are exercisable  within 60 days.  Does  not  include  132,825
shares issuable  upon  the  exercise  of  options  which  are   not
exercisable within 60 days.

(12) Calculated on the basis of 12,598,264 shares of Common Stock outstanding, except that shares underlying options exercisable within 60 days are deemed to be outstanding for purposes of calculating the beneficial ownership of securities owned by the holders of such options.

                         PROPOSAL NO. 1

                     ELECTION OF DIRECTORS

    A board of six directors is to be elected at the Meeting to hold office until the next Annual Meeting of Stockholders, or until their successors are duly elected and qualified. The following nominees have been recommended by the Board of Directors. It is the intention of the persons named in the enclosed proxy to vote the shares covered thereby for the election of the six persons named below, unless the proxy contains contrary instructions:

                                                   Director or Executive
                                                   Officer of the Company
Name              Age         Position            or its Predecessor Since

Milton  L. Cohen   70    Chairman of the Board,                 1958
                         President, Chief Executive
                         Officer and a Director

Jeffrey Siegel     56    Executive Vice President               1967
                         and a Director

Craig Phillips     49    Vice-President - Manufacturing,        1973
                         Secretary and a Director

Bruce Cohen        41    Vice President - National Sales        1998
                         Manager and a Director.  Mr. Bruce
                         Cohen has held this position with
                         the Company since 1991.

Ronald Shiftan     54    Director.  Mr. Shiftan has served       1991
                         as Deputy Executive Director of
                         The Port Authority of New York &
                         New Jersey since September 1998.
                         Prior to becoming Deputy Executive
                         Director of the Port Authority of
                         New York & New Jersey, he had, since
                         1996, been Chairman of Patriot Group,
                         LLC, a financial advisory firm.
                         Prior thereto, Mr. Shiftan held
                         executive management positions in
                         venture capital, investment banking
                         and financial advisory firms.

Howard Bernstein  78     Director.  Mr. Bernstein has been       1992                          1992
                         a member of the firm of
                         Certified Public Accountants, Cole,
                         Samsel & Bernstein LLC (and its
                         predecessors) for approximately
                         forty-eight years.


      Milton L. Cohen is the father of Bruce Cohen.

     Jeffrey Siegel and Craig Phillips are cousins.

      The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, should any of the foregoing nominees become unavailable for any reason, the persons named in the enclosed proxy intend to vote for such other persons as the present Board may nominate.

      The Board recommends that stockholders vote FOR the election of the nominated directors, and signed proxies which are returned will be so voted unless otherwise instructed on the proxy card.


INFORMATION CONCERNING THE BOARD OF DIRECTORS OF LIFETIME HOAN

      The  directors and officers of the Company are elected annually
by   the   stockholders  and  Board  of  Directors  of  the  Company, respectively.  They will serve until the next annual meeting  of  the stockholders and Board of Directors of the Company, respectively, and until their successors have been elected and qualified or until their earlier resignation or removal.

     Directors who are not employees of the Company receive an annual fee  of  $5,000  plus $1,000 for each meeting of the Board  attended.
Directors   who  are  employees  of  the  Company  do   not   receive
compensation  for such services.  The officers and directors  of  the
Company  have  entered  into  indemnification  agreements  with   the
Company.

      The Board has established an Audit Committee, the members of which are Messrs. Ronald Shiftan (Chairman) and Howard Bernstein.
The Audit Committee meets with the Company's independent auditors during the course of their audit to review audit procedures and receive recommendations and reports from the auditors. In addition, the Audit Committee monitors all corporate activities to assure conformity with good practice and government regulations. The Audit
Committee held two meetings during the year ended December 31, 1998.

      The Board has established a Compensation Committee, the members of  which are Messrs. Milton L. Cohen (Chairman) and Jeffrey  Siegel.
The  Compensation  Committee  reviews  and  establishes  the  general employment and compensation practices and policies of the Company and approves  procedures for the administration thereof,  including  such
matters  as  the  total  salary  and fringe  benefit  programs.   The
Compensation  Committee  held  two meetings  during  the  year  ended
December 31, 1998.

      The Board has established a Stock Option Committee, the members of  which are Messrs. Milton L. Cohen (Chairman) and Jeffrey  Siegel.
The  Stock  Option  Committee is responsible  for  administering  the
Company's 1991 Stock Option Plan. The Board also established the 1996
Incentive  Stock  Option Plan Committee, the  members  of  which  are
Messrs.  Ronald  Shiftan (Chairman) and Howard  Bernstein.  The  1996
Incentive   Stock   Option   Plan  Committee   is   responsible   for
administering the 1996 Incentive Stock Option Plan. The Stock  Option
Committees  held  three meetings during the year ended  December  31,
1998.

     The Board does not have a standing nominating committee; rather, the Board as a whole performs the functions which would otherwise be delegated to such committee.

      The Board of Directors held six meetings during the fiscal year ended December 31, 1998.

      Each director attended every Board Meeting and every meeting of the committee(s) on which he served.

                      CERTAIN TRANSACTIONS

     On April 6, 1984, the Company, pursuant to its 1984 Stock Option
Plan,  which  has  since been terminated, issued options  to  Messrs.
Milton L. Cohen, Jeffrey Siegel and Craig Phillips, officers and directors of the Company. On December 17, 1985, such individuals exercised their options and the following table reflects the numbers of shares issued (the "Option Shares"), the aggregate purchase price, average price per share and method of payment.


              Number of
              Shares of     Average
             Common Stock  Purchase    Price per
Name            Issued       Price       Share      Cash     Notes

Milton L. Cohen 1,713,204   $469,120     $0.27   $46,912    $422,208
Jeffrey Siegel  1,390,860    382,720      0.27    38,272     344,448
Craig Phillips    519,334    149,120      0.27    14,912     134,208
Total           3,623,398 $1,000,960            $100,096    $900,864

      The promissory notes issued by Messrs. Milton L. Cohen, Jeffrey
Siegel, and Craig Phillips all bear interest at the rate of 9% per annum, are secured by such individuals' respective Option Shares and were originally due and payable on December 17, 1995. In December
1995, the Board of Directors determined to extend the due dates of the notes to December 31, 2000. The interest has been paid each year when due.

      In August 1998, Mr. Shiftan was paid $200,000 and received a fully vested option to purchase 100,000 shares of Common Stock at $10.63 per share as a financial advisory fee in connection with the Company's acquisition of Roshco, Inc.


                       EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth certain information concerning the compensation of the Company's Chief Executive Officer and each of its other most highly compensated executive officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 1998 (the "named executive officers") for services during the fiscal years ended December 31, 1998, 1997 and 1996:


                                                   Long-Term
                           Annual Compensation   Compensation
                                                  Securities
Name and                                          Underlying   All Other
Principal Position   Year    Salary       Bonus     Options   Compensation

Milton L. Cohen
Chairman,            1998   $726,921    $833,901(4)     --     $5,882(1)
President and        1997   $699,998    $626,310(5)    9,185   $5,875(1)
Chief Executive      1996   $785,730    $629,619(6)   44,000   $5,788(1)
Officer

Jeffrey Siegel
Executive Vice       1998   $415,395    $833,901(4)     --         --
President            1997   $400,010    $626,310(5)    9,185       --
                     1996   $481,237    $629,619(6)   44,000       --

Craig Phillips
Vice President       1998   $200,962       --           --         --
Distribution         1997   $168,270       --          5,000       --
And Secretary        1996   $154,852       --          7,700       --

Robert McNally (3)
Vice President       1998   $196,269     $20,000(7)     --         --
Finance and          1997    $31,985       --        150,000       --
Treasurer            1996      --          --          --          --

Bruce Cohen          1998   $191,077     $90,000(7)    --     $56,050 (2)
Vice President


(1) Represents the current dollar value of premiums paid for split dollar life insurance by the Company on behalf of Mr. Milton L.
Cohen.

(2) Represents compensation from the exercise of nonqualified stock options.

(3) Mr. McNally joined the Company in October 1997.

(4) Includes $320,901 accrued in 1998 and paid in 1999 for each of Messrs. Milton L. Cohen and Jeffrey Siegel.

(5) Includes $132,310 accrued in 1997 and paid in 1998 for each of Messrs. Milton L. Cohen and Jeffrey Siegel.

(6) Includes $265,619 accrued in 1996 and paid in 1997 for each of Messrs. Milton L. Cohen and Jeffrey Siegel.

(7) Such amounts were accrued in 1998 and paid in 1999.


Option/SAR Grants in Last Fiscal Year

      No stock options were granted to any of the named executive officers during the year ended December 31, 1998.


Aggregated  Option/SAR Exercises in the Last Fiscal Year  and  Fiscal
Year-End Option/SAR Values

      The following table sets forth certain information with respect to each exercise of stock options during the fiscal year ended
December 31, 1998 by each of the named executive officers and the number and value of unexercised options held by each of the named executive officers as of December 31, 1998:


                             Number of Securities
            Shares          Underlying Unexercised    Value of Unexercised
         Acquired on  Value     Options/SARs at    In-The-Money Options/SARS
Name      Exercise   Realized  December 31, 1998     at December 31,1998(1)
                          ExercisableUnexercisableExercisableUnexercisable
Milton L. Cohen --      --     53,185        --          $0        --

Jeffrey  Siegel --      --     80,864        --    $117,359        --

Robert McNally  --      --     30,000    120,000    $16,800     $67,200

Craig Phillips  --      --      3,175      9,525     $4,617     $13,851

Bruce Cohen  10,000  $56,050   11,968      3,300    $51,351      $8,184

(1) Calculated based on the difference between the closing sale price of the Common Stock, as reported on the Nasdaq National Market on December 31, 1998 ($9.75), and the exercise price of the options multiplied by the number of shares of Common Stock underlying the options.

                 BOARD COMPENSATION COMMITTEE REPORT
                                ON
                     EXECUTIVE COMPENSATION2

      It  is  the  responsibility of the Compensation Committee  (the
"Committee") to advise the Board relative to the salaries, stock options and bonuses granted to the named executive officers.

      Milton  L. Cohen and Jeffrey Siegel entered into new employment agreements  with  the Company in April 1996 and such agreements  were
amended  June 1997.   The agreements replaced those entered  into  in
1984, which had been amended in 1991.

      Craig Phillips entered into a new employment agreement with the Company in April 1997. This agreement replaced an agreement entered into in April 1996.

      The  Committee  determined that the new  compensation  packages
should   include   a   significant   portion   of   performance-based
compensation.   Accordingly, the base salaries  of  these  executives
were  reduced  and  the  Company adopted  the  1996  Incentive  Bonus
Compensation  Plan.  According to such plan, the  President  and  the
Executive  Vice President of the Company will be entitled to  bonuses
based  on  a  percentage  of the Company's annual  net  income.   The
Committee  believes  that  net  income  is  one  indication  of   the
performance of the President and Executive Vice President. See  "1996
Incentive  Bonus  Compensation Plan".  The Company also  adopted  the
Lifetime  Hoan  Corporation 1996 Incentive Stock  Option  Plan  which
authorizes   the issuance of options to officers of the  Company  and
its subsidiary.

     In evaluating the merit of the base salaries pursuant to the new employment  agreements,  the Committee took into  consideration  that
these   individuals   were  responsible  for  the   development   and
implementation  of the strategies which have enabled the  Company  to compete  effectively in its market. Moreover, the Committee evaluated the  operating  responsibility of each individual, his experience  in the housewares industry, his expertise in overseas purchasing and the amount  of time spent abroad.  The Committee also examined the impact each  individual had on the profitability and future  growth  of  the
Company.

       The  Board  intends  to  provide  other  key  executives  with compensation packages sufficient to attract and retain other such key executives.  Such compensation packages will provide for salaries  at
levels  which  are  commensurate  with  the  responsibility  of   the
individual, and his or her prior experience.  Such salaries should be
comparable to other companies of comparable size and nature.   Salary
reviews  are done annually.  Bonuses and stock options may be awarded in  accordance with performance, results and competitive compensation packages.

      The  Board has ratified the Compensation Committee's evaluation of  the  1998  compensation and performances of Mr. Milton  L.  Cohen
(Chief  Executive  Officer),  Mr.  Jeffrey  Siegel   (Executive  Vice
President),  Mr.  Craig  Phillips (Vice President-Distribution),  Mr.
Robert  McNally  (Vice President-Finance) and Mr. Bruce  Cohen  (Vice
President-National Sales), in light of the criteria  outlined  above.
The  Committee  and the Board believe that the Company's  outstanding performance  in  a  challenging retail  environment  underscores  the contributions of these individuals and that their hands-on leadership is an essential element of this success.

                      Compensation Committee
                    of the Board of Directors
                         Milton L. Cohen
                          Jeffrey Siegel

                       Compensation Committee
                Interlocks and Insider Participation

      Milton  L.  Cohen and Jeffrey Siegel, who are  members  of  the
Compensation  Committee, are executive officers of the Company.   Mr.
Milton L. Cohen and Mr. Jeffrey Siegel issued promissory notes to the
Company in payment for shares of Common Stock purchased upon exercise of  certain  stock  options in 1985, the  due  dates  of  which  were extended  in 1995.  The terms of such promissory notes are  described in "Certain Transactions" above.


                        PERFORMANCE GRAPH

       The  following graph reflects a comparison of the  cumulative total return on the Common Stock with the Nasdaq Market Value Index
 and  the  Housewares  Index - Media General  Industry  Group.   The
 comparisons  in  this  table are required  by  the  Securities  and
 Exchange Commission and, therefore, are not intended to forecast or be inductive of possible future performance of the Company's Common
 Stock.

                    LIFETIME HOAN CORPORATION

 Cumulative  Total Stockholders Return for the Period  December  31,
 1993
                   through December 31, 1998. 3


                                   Nasdaq       Media
                      Lifetime     Market      General
           Period       Hoan        Index       Index
          12/31/93     100.00      100.00      100.00
          12/31/94     104.44      104.99      105.33
          12/31/95      90.45      136.18      128.23
          12/31/96     114.90      169.23      159.06
          12/31/97     106.95      207.00      211.90
          12/31/98     108.11      291.96      192.72

 Employment  Contracts and Termination of Employment and  Change-in-
 Control Arrangements

       Effective  April  7,  1996,  the  Company  entered  into  new employment  agreements with Messrs. Milton  L.  Cohen  and  Jeffrey
 Siegel  providing  for  annual salaries of $700,000  and  $400,000, respectively,  and for the payment to them of bonuses  pursuant  to
 the   Company's  1996  Incentive  Bonus  Compensation  Plan.    The
 employment agreements will continue in force until April  6,  2000, and thereafter for additional periods of one year unless terminated by  either  the  Company or the executive. The agreements  contain, among  other things, standard fringe benefit arrangements, such  as
 disability   benefits,   insurance  and  an   accountable   expense
 allowance.  The  employment agreements also  provide  that  if  the
 Company  is  merged  or  otherwise  consolidated  with  any   other
 organization or substantially all of the assets of the Company  are sold or control of the Company has changed (the transfer of 50%  or more of the outstanding stock of the Company) which is followed by:
 (i)  the  termination  of  their respective employment  agreements, other than for cause; (ii) the diminution of their duties or change in  executive  position; (iii) the diminution of their compensation
 (other  than  a general reduction to all employees);  or  (iv)  the relocation of their principal place of employment to other than the
 New York Metropolitan Area, the Company is obligated to pay to such person  or  his  estate the base salary required  pursuant  to  the employment  agreement for the balance of the term.  The  employment agreements  also  contain  restrictive  covenants  preventing  each executive  from  competing with the Company for a  period  of  five years  from  the  earlier  of  the  termination  of  such  person's employment (other than a termination by the Company without  cause)
 or the expiration of the employment agreement.

       Effective April 7, 1997, Mr. Phillips and the Company entered into an agreement providing for Mr. Phillip's employment by the Company as its Vice-President-Manufacturing at a current annual salary of $200,000. The agreement which expires April 2000, contains, among other things, standard fringe benefit arrangements, such as disability benefits, insurance and an accountable expense allowance.

 1996 Incentive Bonus Compensation Plan

       The  Company  has adopted a 1996 Incentive Bonus Compensation
 Plan (the "Bonus Plan").  The Bonus Plan provides for the award  of a  bonus,  with  respect to each of the ten  fiscal  years  of  the
 Company  beginning with the 1996 fiscal year, to the President  and the Executive Vice President of the Company providing they are then in  the employ of the Company.  The bonus payable to each executive
 (an  "Executive") is an amount equal to 3.5% of net income  of  the
 Company  for  the  year, before any provision for (i)  compensation payable  to  either  of the Executives, including  incentive  bonus compensation  payable under the Bonus Plan for the  year,  or  (ii)
 stock  options exercised during such year under the Company's  1996
 Incentive  Stock  Option Plan, (iii) extraordinary  items,  all  as determined  and  calculated by the Company's  independent  auditors using the same principles, methods and conventions which shall then be  used  in  the  preparation of the Company's  audited  financial statements, or (iv) any charges for taxes.

       The  Compensation Committee may authorize the advance to  the
 Executive  of  an  amount  equal to  80%  of  the  incentive  bonus
 compensation  that  was  payable  to  the  Executive   (after   any
 applicable  withholding)  with respect  to  the  immediately  prior
 fiscal  year.   In  the  event  the  Executive's  incentive   bonus
 compensation,  as  finally determined with respect  to  the  fiscal year, is less than the amount advanced to the Executive, the excess shall be promptly refunded to the Company by the Executive or shall be  credited  to  the  incentive  bonus  compensation  due  to  the
 Executive for the following fiscal year, as determined by the Bonus
 Plan Committee.

 Limitation on Directors' Liability

       The Company's Restated Certificate of Incorporation contains provisions which eliminate the personal liability of its directors for monetary damages resulting from breaches of their fiduciary duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, violations under Section 174 of the Delaware General Corporation
 Law or for any transaction from which the director derived an improper personal benefit.

       The Company has entered into indemnification agreements with its officers and directors which provide that the Company will indemnify the indemnitee against expenses, including reasonable attorney's fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any civil or criminal action or administrative proceeding arising out of the performance of his duties as an officer, director, employee or agent of the Company. Such indemnification is available if the acts of the indemnitee were in good faith, if the indemnitee acted in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal proceeding, the indemnitee had no reasonable cause to believe his conduct was unlawful.

Section 16(a) Beneficial Ownership Reporting Compliance

      Based  solely upon the Company's review of the copies  of  such reports  furnished to the Company, the Company believes that required filings  under Section 16(a) of the Securities Exchange Act of  1934, applicable to the Company's executive officers and greater  than  10%
beneficial  owners  were timely filed during the  fiscal  year  ended
December  31,  1998,  except that a Form 3  reporting  Bruce  Cohen's election as an executive officer in June 1998 was filed in March 1999 and a Form 5 reporting Ronald Shiftan's grant of options in June 1998 was filed in April 1999.


PROPOSAL NO. 2

       APPROVAL AND RATIFICATION OF APPOINTMENT OF AUDITORS

      Subject to stockholder approval and ratification, the Board has reappointed the firm of Ernst & Young LLP as the independent auditors to audit the Company's financial statements for the fiscal year ended
December 31, 1999. Ernst & Young LLP has audited the Company's financial statements since 1984. If the stockholders do not approve and ratify this appointment, other independent auditors will be considered by the Board.

      Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

     The Board recommends that stockholders vote FOR the approval and ratification of the appointment of Ernst & Young, LLP.

STOCKHOLDER PROPOSALS

     A stockholder proposal intended to be presented at the Company's
2000 Annual Meeting of Stockholders must be received by the Company at its principal executive offices on or before January 6, 2000, to be included in the Company's proxy statement and proxy relating to that meeting.

OTHER MATTERS

           The Management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgement of the persons voting such proxies.
Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

           The Financial Statements for the Company are included in the Annual Report of the Company for the fiscal year ended December
31, 1998 which accompanies this Proxy Statement.

      Upon  the written request of any person who on the record  date was  a record owner of Common Stock of the Company, or who represents in  good faith that he or she was on such date a beneficial owner  of such  Common  Stock,  the Company will send to such  person,  without charge, a copy of its Annual Report on Form 10-K for the fiscal  year
ended    December  31,  1998,  including  financial  statements   and
schedules,  as  filed   with the Securities and Exchange  Commission.
Requests  for this report should be directed to Robert McNally,  Vice
President, Treasurer and CFO, Lifetime Hoan Corporation, One  Merrick
Avenue, Westbury, New York 11590.


                                  By Order of the Board of Directors,


                                  Craig Phillips, Secretary

Dated:  April 28, 1999
_______________________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.
2 The material in this report is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the
Securities Act of 1933, as amended, or the Securities Exchange Act of
1934, whether or not made before or after the date of this Proxy
Statement and irrespective of any general incorporation language in such filing.
3 Assumes $100 invested on December 31, 1993 and assumes dividends reinvested.  Measurement points are at the last trading day of the fiscal years ended December 1998, 1997, 1996, 1995, and 1994.  The material in this chart is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the
Securities Act of 1993, as amended, or the Securities Exchange Act of
1934, as amended whether or not made before or after the date of this
Proxy Statement and irrespective of any general incorporation language in such filing.  A list of the companies included in the housewares index will be furnished by the Company to any stockholder upon written request to the Vice President, Finance and Treasurer.

